SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2017
     World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16131 (Commission File Number)	04-2693383 (IRS Employer Identification No.)

1241 East Main Street,	06902
Stamford, CT (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 352-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the headings “Additional Convertible Note Hedge Transactions” and “Additional Warrant Transactions” is incorporated by reference into this Item 1.01.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02   Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01   Other Events.

Option Notes

On January 11, 2017, in accordance with that certain Purchase Agreement (the “Purchase Agreement”), dated as of December 12, 2016, between World Wrestling Entertainment, Inc. (the “Company”) and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), the Initial Purchasers notified the Company of the partial exercise of their option to purchase additional 3.375% Convertible Senior Notes due 2023 of the Company (the “Notes”). On January 17, 2017, the Company issued an additional $15.0 million in aggregate principal amount of Notes (the “Option Notes”) to the Initial Purchasers in a private placement to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.  The Option Notes have the same terms as, and are issued under the same indenture as, the $200 million aggregate principal amount of Notes the Company issued on December 16, 2016 that are described in the Company’s Current Report on Form 8-K filed on December 16, 2016.

Additional Convertible Note Hedge Transactions

In connection with the exercise by the Initial Purchasers of their option to purchase the Option Notes, on January 11, 2017, the Company entered into additional convertible note hedge transactions with respect to its Class A common stock (the “Convertible Note Hedge Transactions”) with JPMorgan Chase Bank, National Association, London Branch, Morgan Stanley & Co. International plc and Citibank, N.A., affiliates of three of the Initial Purchasers (collectively, the “Counterparties”). The Company paid an aggregate amount of approximately $2.6 million to the Counterparties for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those in the Option Notes, approximately 602,107 shares of the Company’s Class A common stock, the same number of shares underlying the Option Notes, at a strike price that initially corresponds to the initial conversion price of the Option Notes, and are exercisable upon conversion of the Option Notes. The Convertible Note Hedge Transactions will expire upon the maturity of the Option Notes.

The Convertible Note Hedge Transactions are expected generally to reduce the potential dilution to the Company’s Class A common stock upon any conversion of the Option Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of the converted Option Notes, as the case may be, in the event that the market price per share of the Company’s Class A common stock, as measured under the Convertible Note Hedge Transactions, is greater than the strike price of the Convertible Note Hedge Transactions.

The Convertible Note Hedge Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Option Notes. Holders of the Option Notes will not have any rights with respect to the Convertible Note Hedge Transactions. The foregoing description of the Convertible Note Hedge Transactions is qualified in its entirety by reference to the full text of the related agreements, which are filed as Exhibits 10.1, 10.3 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Warrant Transactions

In addition, concurrently with entering into the Convertible Note Hedge Transactions, on January 11, 2017, the Company separately entered into additional privately-negotiated warrant transactions (the “Warrants”), whereby the Company sold to the Counterparties warrants to acquire, collectively, subject to anti-dilution adjustments, approximately 602,107 shares of the Company’s Class A common stock at an initial strike price of approximately $31.89 per share, which represents a premium of approximately 60.0% over the last reported sale price of the Company’s Class A common stock of $19.93 on December 12, 2016. The Company received aggregate proceeds of approximately $1.46 million from the sale of the Warrants to the Counterparties. The Warrants were sold in private placements to the Counterparties pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

If the market price per share of the Company’s Class A common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants could have a dilutive effect with respect to the Company’s Class A common stock, unless the Company elects, subject to certain conditions, to settle the Warrants in cash.

The Warrants are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Option Notes. Holders of the Option Notes will not have any rights with respect to the Warrants. The foregoing description of the Warrants is qualified in its entirety by reference to the full text of the related agreements, which are filed as Exhibits 10.2, 10.4 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report.

Exhibit Number	Description

10.1	Convertible Note Hedge Confirmation between World Wrestling Entertainment, Inc. and JPMorgan Chase Bank, National Association, London Branch, dated January 11, 2017.

10.2	Warrant Confirmation between World Wrestling Entertainment, Inc. and JPMorgan Chase Bank, National Association, London Branch, dated January 11, 2017.

10.3	Convertible Note Hedge Confirmation between World Wrestling Entertainment, Inc. and Morgan Stanley & Co. International plc, dated January 11, 2017.

10.4	Warrant Confirmation between World Wrestling Entertainment, Inc. and Morgan Stanley & Co. International plc, dated January 11, 2017.

10.5	Convertible Note Hedge Confirmation between World Wrestling Entertainment, Inc. and Citibank, N.A., dated January 11, 2017.

10.6	Warrant Confirmation between World Wrestling Entertainment, Inc. and Citibank, N.A., dated January 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ Mark Kowal
Mark Kowal
Chief Accounting Officer and Senior Vice President, Controller

Dated:  January 17, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Convertible Note Hedge Confirmation between World Wrestling Entertainment, Inc. and JPMorgan Chase Bank, National Association, London Branch, dated January 11, 2017.

10.2	Warrant Confirmation between World Wrestling Entertainment, Inc. and JPMorgan Chase Bank, National Association, London Branch, dated January 11, 2017.

10.3	Convertible Note Hedge Confirmation between World Wrestling Entertainment, Inc. and Morgan Stanley & Co. International plc, dated January 11, 2017.

10.4	Warrant Confirmation between World Wrestling Entertainment, Inc. and Morgan Stanley & Co. International plc, dated January 11, 2017.

10.5	Convertible Note Hedge Confirmation between World Wrestling Entertainment, Inc. and Citibank, N.A., dated January 11, 2017.

10.6	Warrant Confirmation between World Wrestling Entertainment, Inc. and Citibank, N.A., dated January 11, 2017.